Exhibit 99.1

Leading the Way in Electricity SM

Business Update

November 2008

November 7, 2008 EDISON INTERNATIONAL®

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Forward-Looking Statements

Statements contained in this presentation about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital investments, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s 2007 Form 10-K and other reports filed with the Securities and Exchange Commission are available on our website: www.edisoninvestor.com. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

November 7, 2008 1 EDISON INTERNATIONAL®

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What’s New Since Our Last Business Update

Updated Information

3Q 2008 results and 2008 earnings guidance

Strategy and investor value proposition overview (pp. 3-5)

SCE rate base forecast (p. 10)

SCE SmartConnectTM program CPUC approval (p. 13)

SCE Energy Efficiency – CPUC regulatory developments (p. 14)

SCE rooftop solar program – CPUC approval to collect costs and new schedule (p. 15)

EMG update on renewable development program (pp. 24-28)

Additional Topics

Liquidity, bank relationships and credit risk exposure (p. 32 to 34)

November 7, 2008 2 EDISON INTERNATIONAL®

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Edison International Value Drivers

Business Model Leverage

One of the best U.S. electric utility growth opportunities

Unregulated power generation business with strong cash flow and diversification strategy focused on renewables

Growth opportunities driven by long-term public policy initiatives: reliable infrastructure, renewable energy and less carbon-intensity economy

Growth enablers:

Strong financial position

Excellence in execution

2007 Core Earnings By Business1

Southern California Edison 55%

Edison Mission Group 45%

2007 Assets By Business1

Southern California Edison 74%

Edison Mission Group 26%

1 See Non-GAAP Reconciliation and Use of Non-GAAP Financial Measures in Appendix for reconciliation to basic earnings per share and additional information on core earnings. Percentages exclude Edison International holding company costs and impact of participating securities.

November 7, 2008 3 EDISON INTERNATIONAL®

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Southern California Edison Strategy

Business Strategy Elements

- Strong rate base growth through 2012[1]
- Decoupled regulatory model minimizes shareholder risks
- Energy efficiency programs provide additional earnings opportunity
- California's carbon legislation (AB 32) may drive further need for renewable generation

Finance Strategy Elements

- Credit objectives: Target A rating metrics[2]
- Funding sources: Cash flow and SCE financing consistent with approved capital structure

Key Public Policy Growth Drivers

	Reliable Infrastructure	Renewable Energy	Less Carbon Intensity
Distribution	☑	☑	☑
Transmission	☑	☑	☑
Rooftop Solar Generation		☑	☑
Nuclear Steam Generator Replacement	☑		☑
Natural Gas Peaking Generation	☑		
Edison SmartConnect™	☑		☑
Energy Efficiency	☑		☑

1 Forecast subject to timely receipt of permitting, licensing and regulatory approvals. See SCE Rate Base Forecast for further information.
2 Current senior unsecured ratings: S&P BBB+, Fitch A, Moody's A3

November 7, 2008 4 EDISON INTERNATIONAL®

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Edison Mission Group Strategy

Business Strategy Elements

Portfolio diversification strategy

Coal fleet: Source of significant cash flow; optimize value through hedging and potential contracts

Natural gas portfolio: Develop new opportunities supported by long-term contracts

Renewable portfolio: 5,000 MW wind development pipeline and broad supplier relationships, largely contracted with diverse customer base; complement with solar generation

Finance Strategy Elements

Credit objectives: Target BB rating metrics1

Funding sources: Cash on hand, cash flow, project financing

Portfolio Diversification Goal2 (% of Capacity)

100%

76% 15% 9%

Current Generation Portfolio3

Long-Term Portfolio Goal2

Coal

Natural Gas & Other

Renewable

1/3 1/3 1/3

1	Current senior unsecured ratings: S&P BB-, Fitch BB-, Moody’s B1

2 Long-term portfolio size has not been forecast. Capital markets need to reopen to fund construction of new projects in 2009 and beyond.

3	Current portfolio as of September 30, 2008 in megawatts.

November 7, 2008 5 EDISON INTERNATIONAL®

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Excellence in Execution

Obtain Good Regulatory Decisions

Deliver On Our Wind Development Pipeline

Focus on Superior Execution of

5	Main Business Priorities

Manage Our Large Construction Program Well

Meet Environmental Challenges

Diversify EMG’s Coal Concentration

Realizing our substantial growth potential will require superior execution while accessing capital markets and project financing

November 7, 2008 6 EDISON INTERNATIONAL®

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2008 Earnings Guidance

Guidance Reconciliation: Core Earnings per Share to GAAP Earnings

Core EPS[1]	2008 Core Guidance as of 8/8/2008			2008 Core Guidance Reaffirmed and GAAP Guidance Updated as of 11/7/2008		
SCE	$ 2.18	—	$ 2.28	$ 2.18	—	$ 2.28
EMG	1.57	—	1.87	1.57	—	1.87
EIX parent company and other		(0.14)			(0.14)	
EIX core earnings per share	**$ 3.61**	**—**	**$ 4.01**	**$ 3.61**	**—**	**$ 4.01**
Non-Core Items						
SCE - PBR decision					(0.15)	
EMG		—			—	
Total Non-Core Items	**$ —**	**—**	**$ —**	**$ (0.15)**	**—**	**$ (0.15)**
EIX GAAP earnings per share	**$ 3.61**	**—**	**$ 4.01**	**$ 3.46**	**—**	**$ 3.86**

Updated Guidance Factors

EIX Consolidated
- Expect to see 2008 core earnings near the middle of the range

SCE
- 11.5% Return on Equity
- Includes potential Energy Efficiency earnings of ~$0.07 per share

EMG
- Forward hedge positions and prices as of 9/30/2008
- EMMT pre-tax trading income $138M as of 9/30/2008
- Lower pre-tax earnings from EMG's Sycamore and Watson projects ($60M-$70M reduction)

Note: Guidance excludes certain items shown at right ⟶

Excluded from Guidance
- Potential impact of IRS issues
- CAIR allowances purchased by EMG
- Discontinued operations

1 See Use of Non-GAAP Financial Measures in appendix. The expected impact of participating securities is $(0.05) per share for 2008 guidance and is included in EIX parent company and other. GAAP earnings per share refers to basic earnings per share.

November 7, 2008 7 EDISON INTERNATIONAL®

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Southern California Edison (SCE)

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California and SCE Service Territory

SCE Service Territory

SCE Highlights

Largest electric utility in California

13 million residents

4.8 million customer accounts

50,000 square-mile service area

Earnings model

SCE earnings decoupled from demand

Energy cost changes passed-through to customers

Earnings driven by CPUC and FERC authorized rate of return and rate base

Cost inflation forecast included in CPUC general rate case

Customer and load growth

2008 new connections forecast (~48,500) represents just over 60% of five-year average and a decline of 28% from new connections in 2007 2008 peak demand did not exceed record 23,303 MW peak in 2007

November 7, 2008 9 EDISON INTERNATIONAL®

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SCE Rate Base Forecast (2007-2012)1

$ Billions

$25 $20 $15 $10 $5 $0

2007 2008 2009 2010 2011 2012

$11.7 $12.7 $15.0 $18.0 $20.8 $23.2

Superior execution of capital expenditure program and continued regulatory support could nearly double SCE’s 2007 rate base by 2012

1 Forecast is as of October 2008 and includes impact of 2006 CPUC and FERC GRC decisions, forecasted rate base for FERC (2007-2012) and CPUC (2009-2012) which are subject to timely receipt of permitting, licensing and regulatory approvals and are based in part on March 2008 construction forecasts. Forecast includes estimated impacts of the November 15, 2007 FERC incentives decision allowing construction work-in-progress (CWIP) recovery in rate base and updated estimates for benefits of accelerated depreciation based upon the Economic Stimulus Act of 2008, and timing of forecasted project completions. The forecast includes $692 million of capital spending for DPV2, the majority of which is forecast to occur in 2009 and 2010. The Arizona Corporation Commission (ACC) denied approval of the DPV2 project which has resulted in a minimum two-year delay of the project and could be delayed further. SCE has initiated pre-filing activities with the FERC and is continuing to work with the ACC on acceptable alternatives. Rate base forecast includes update for September 4, 2008 GRC update filing which could be affected by changes in capital spending and other operating and decision related impacts associated with final 2009-2011 general rate case decision.

November 7, 2008 10 EDISON INTERNATIONAL®

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SCE Capital Investment Forecast

$19.9 Billion Over 5 Years

$ Billions $5 $4 $3 $2 $1 $0

2008 2009 2010 2011 2012

$2.9 $4.1 $4.5 $4.6 $3.8

By Classification

$ %

Solar Rooftop Program 0.85 4

Edison SmartConnect™ 1.25 6

Generation 2.50 13

Transmission 5.50 28

Distribution 9.80 49

Total1 19.90 100

By Proceeding Type

%

2009-2011 CPUC Rate Case 39

Other Year CPUC Rate Cases 20

CPUC Project Specific 13

FERC Rate Cases 28

Total1 100

In 2008 SCE anticipates regulatory approval on a substantial portion of its capital spending program

1 Subject to timely receipt of permitting, licensing and regulatory approvals. Forecast as of March 2008 and includes $692 million of capital spending for DPV2, the majority of which is forecast to occur in 2009 and 2010. The Arizona Corporation Commission (ACC) denied approval of the DPV2 project, resulting in a minimum two-year delay and could be delayed further. SCE initiated pre-filing activities with the FERC and continues to work with the ACC on acceptable alternatives. Construction forecasts could be affected by changes in capital spending associated with the final 2009-2011 general rate case decision.

November 7, 2008 11 EDISON INTERNATIONAL®

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Constructive Regulatory Environment

What’s Changed Since the Power Crisis

Advance approval of annual procurement plans for purchased power

Trigger mechanism for fuel and purchased power cost recovery

Forward-looking rate-making includes expected cost inflation

State support for reliable electric system infrastructure

Multi-year cost of capital program

Benefits to Customers and Investors

Upfront review of utility purchasing decisions through a defined procurement plan

Better matching of revenues and cash expenditures for fuel and purchased power costs with predetermined trigger mechanisms for recovering higher costs

Three-year process based on forecast expenses, capital spending and asset base increases between rate cases

Regulatory decisions address emerging issues (such as adding peaking capacity for 2007 summer season) and opportunities (new energy efficiency program and incentives for utility renewable energy investment)

Provides three-year certainty on cost of capital and return on equity, with annual adjustment in approved long-term debt interest rates and trigger mechanism to prospectively adjust return on equity beyond certain trigger points

November 7, 2008 12 EDISON INTERNATIONAL®

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SCE SmartConnectTM Program

CPUC approved deployment to 5.3 million residential and small commercial customers between 2008 – 2012 in September 2008

Total project cost is $1.7 billion (approximately $1.25 billion capital cost to be included in rate base)1

Full Edison SmartConnectTM implementation is expected to:

Enable higher energy efficiency targets, including reducing as much as 1,000 MW of peak power consumption reduce GHG emissions by 365,000 metric tons per year

Integrate Homes with the Utility Circuit

Integrate Smart Appliances with the Home

1 SCE expects to update its year-by-year timeline for program implementation in the near future, but this is not expected to change the target completion in 2012 or overall project costs.

November 7, 2008 13 EDISON INTERNATIONAL®

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SCE Energy Efficiency Opportunity

CPUC Approved Energy Efficiency (EE) Shareholder Incentive Mechanism

	2006-2008 EE Cycle			2009-2011 EE Cycle				
Year	2006	2007	2008	2009	2010	2011	2012	2013
Potential Earnings Profile[1]			65% of 2006-2007 earnings opportunity	65% of 2008 earnings opportunity	35% of 2006-2008 earnings opportunity plus true-up	65% of 2009-2010 earnings opportunity	65% of 2011 earnings opportunity	35% of 2009-2011 earnings opportunity plus true-up

SCE is targeting $1.2 billion in net customer savings and an earnings opportunity of up to ~$146 million (pre-tax) for 2006-2008[2]

1 Timing and amount of progress payments is based upon CPUC reports, which may be delayed. As an alternate means to receive the first payment for the 2006-2007 earnings opportunity, SCE and the other California investor-owned utilities filed a petition with the CPUC in August 2008. In the petition, SCE requested a progress payment equal to 65% of the 2006-2007 earnings opportunity of $71 million or $46 million, using the approved 35% holdback. As another means to receive the first progress payment, SCE and the other California investor-owned utilities filed a petition with the CPUC in August 2008. On November 4, 2008, the CPUC issued a proposed decision denying the petition and which, if adopted, would continue the current earnings process to continue. The CPUC verification report may result in reductions to SCE's projected savings and earnings amounts. The CPUC also issued an alternate decision that, if adopted, would approve SCE's first requested progress payment using a 50% holdback percentage, resulting in a potential $35 million progress payment. Future progress payments would be based on CPUC reports or CPUC-approved interim payments. SCE expects a final decision in December 2008. Actual earnings may differ from SCE's projections and there is no assurance of earnings in any given year. The CPUC may modify portions of the risk/reward mechanism for the 2009-2011 program cycles.

2 Assumes SCE achieves all EE goals and delivers customer benefits of approximately $1.2 billion. Cash expected to be received in the following year.

November 7, 2008 14 EDISON INTERNATIONAL®

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SCE Solar Rooftop Program

Install 250 MW of thin-film solar photovoltaic (PV) generation on commercial rooftops

1-2 MW average project size

$875 million capital spending program

Subject to CPUC approval – decision scheduled March 2009

First 2 MW projected completed in Fontana in September 2008 through First Solar contract

Up to 3 MW of additional projects planned over next six months

CPUC granted authority in September 2008 to track up to $25 million of project costs incurred during regulatory review process to facilitate 2008 program launch – recovery subject to final CPUC approval

SCE’s proposed rooftop solar program will help advance California public policy and help build scale for the large rooftop photovoltaic solar market

1	Direct capital forecast for 2008-2013 in 2008 dollars.

November 7, 2008 15 EDISON INTERNATIONAL®

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SCE Transmission Investment Program

- Tehachapi transmission line to interconnect up to 4,500 MW of generation
- New transmission needed to strengthen system reliability and access economical power
- Transmission siting remains challenging due to multiple federal and local governments involved


NEVADA
CALIFORNIA
ARIZONA
SCE Service Territory
Tehachapi
Windhub
Antelope
Palmdale
Vincent
Santa Clarita
Pardee
Rancho Vista
Mira Loma
Devers
Valley
Santa Ana
Palm Springs
Los Angeles
San Diego
Phoenix
Palo Verde
DPV2 500kV
Rancho Vista Substation
Tehachapi Segments 1-3 500kV
Tehachapi Segments 4-11 500kV

Project Name	Phase	In-Service	2008-2012 ($ Millions)[1]	FERC Adders (bps)
Renewables				
Tehachapi Segments 1-3	Construction[2]	2009-2010	328	175
Tehachapi Segments 4-11	Licensing	2011-2013	1,742	175
Other Projects	Licensing	Various	933	--
Total Renewables			3,003	
Reliability				
Rancho Vista Substation	Construction	2009	192	125
Other Projects	Various	Various	1,589	--
Total Reliability			1,781	
Economics				
DPV2	Licensing[2]	2011	692	175
Grand Total			**5,476**	

FERC rate base is expected to more than double from 10% of rate base in 2007 to over 20% by 2012

1 Subject to timely receipt of permitting, licensing, and regulatory approvals. Forecast is as of February 2008. Construction forecasts could be affected by changes in capital spending.
2 Petitions to Modify CPUC decisions were submitted in May, 2008 for DPV2 to approve construction of the California portions first, and in July, 2008 for Tehachapi 1-3, to update costs included here. Tehachapi 1-3 in-service date has moved to June 2009, with Segment 3B to early 2010 (no change to total project cost).

November 7, 2008 16 EDISON INTERNATIONAL®

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SCE Renewable Energy Goals

2007 Renewable Resource Mix

Renewable Resources (Billion kWh)

12.5 16 TBD

28% Increase

Biomass 8%

Geothermal 62%

Wind 21%

Solar 5% Small Hydro 4%

2007 Actual 2010 Goal

2020 Potential 33% RPS

SCE 2007 Renewable Energy Program

~16% of SCE’s portfolio (RPS basis)

~1/8 of all US renewable electrons

Purchased over 80% of US solar power

SCE 2010 Renewable Energy Goal

Contracts in place to meet 20% of customers’ energy requirements with renewable resources, but energy delivery is unlikely by 2010 due to transmission constraints and customer demand growth

California public policy and proposed implementation of AB 32 assume a 33% renewable portfolio standard will be in place for 2020

Sources: Energy Information Administration, SCE

November 7, 2008 17 EDISON INTERNATIONAL®

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Edison Mission Group (EMG)

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EMG Coal-Fired Fleet

Midwest Generation (Illinois)

5,776 MW – Six mid-merit facilities and peakers

Burns Powder River Basin (PRB) coal

Rail under contract through 2011

Operational Statistics: 2006 2007 YTD 20083

Total Generation (GWh) 28,898 29,961 23,616

Load Factor 74.1% 80.4% 81.3%

Equivalent Availability 79.3% 75.8% 80.9%

Homer City (Pennsylvania)

1,884 MW – Three base-load units

Burns Northern Appalachian (NAPP) coal

Coal largely sourced locally and delivered by truck

Operational Statistics: 2006 2007 YTD 20083

Total Generation (GWh) 12,286 13,649 8,796

Load Factor 90.7% 92.4% 87.6%

Equivalent Availability 81.9% 89.4% 80.9%

All-in Average Realized Prices1

$60 $40 $20 $0

$47 $34 $13

$53 $40 $13

$58 $43 $16

2006 2007 YTD 2008

All-in Average Realized Prices1

$49 $26 $23

$56 $34 $22

$61 $38 $23

$60 $40 $20 $0

2006 2007 YTD 2008

Average realized gross margin ($/MWh)2

Average fuel and emission costs ($/MWh)

1 The all-in average realized price reflects the average price for sale of energy, capacity and ancillary services sold into the market, including the effects of hedges, real-time and day ahead sales and PJM fees and ancillary services. It is determined by dividing (i) operating revenues less (plus) unrealized SFAS No. 133 gains (losses) by (ii) generation. Operating revenues includes capacity sales and sales under load services requirements contracts.

2 Average realized gross margin is equal to all-in average realized prices less average fuel and emission costs. Columns may not add due to rounding.

3	Year-to-date through September 30, 2008.

November 7, 2008 19 EDISON INTERNATIONAL®

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EMG Hedge Program Status

Status at September 30, 2008

	Remainder of 2008	2009	2010	2011
Midwest Generation				
Energy Only Contracts[1]				
Northern Illinois & AEP/Dayton Hubs (GWh)	2,765	9,945	6,534	611
Average price ($/MWh)	$61.35	$65.42	$68.62	$76.40
Load Requirement Services Contracts				
Northern Illinois Hub (Estimated GWh)[2]	1,015	1,571	—	—
Average price NiHub ($/MWh)[3]	$63.65	$63.65	—	—
Total estimated GWh hedged	3,780	11,516	6,534	611
Coal under contract (in millions of tons)	5.6	12.8	11.7	—
Homer City				
Total estimated GWh hedged	1,708	4,096	2,654	—
Average price ($/MWh)[4]	$60.90	$82.84	$90.52	—
Coal under contract (in millions of tons)[5]	1.9	4.5	0.4	0.3

1 The energy only contracts exclude power contracts held with Lehman Brothers Commodity Services totaling 1,434 GWh for 2009 and 1,428 GWh for 2010, which were suspended at September 30, 2008 and subsequently terminated in October 2008.

2 The amount of power sold is a portion of the retail load of the purchasing utility and can vary significantly with variations in that retail load. Retail load depends upon a number of factors, including the time of day and year, and the utility's number of new and continuing customers. Estimated GWh have been forecast based on historical patterns and on assumptions regarding the factors that may affect retail loads in the future. The actual load will vary from that used for the above estimate, and the amount of variation may be material.

3 The average price per MWh, which is subject to a seasonal price adjustment, represents the sale of a bundled product that includes, but is not limited to, energy, capacity and ancillary services. Also, Midwest Generation will incur charges from PJM as a load-serving entity. Thus, the average price per MWh is not comparable to the sale of power under an energy only contract. The average price per MWh represents the sale of the bundled product based on an estimated customer load profile.

4 The average price/MWh for Homer City's hedge position is based on PJM West Hub prices. As a result of transmission congestion in the PJM, actual energy prices at the Homer City busbar have been lower than those at the PJM West Hub.

5 At September 30, 2008, there are options to purchase additional coal of 0.3 million tons in 2009, 1.9 million tons in 2010 and 1.4 million tons in 2011.

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EMG Capacity Sales

Status at September 30, 2008

Megawatts except price per MW-day	Oct 1, 2008 — May 31, 2009 Midwest Generation	Oct 1, 2008 — May 31, 2009 Homer City	Jun 1, 2009 — May 31, 2010 Midwest Generation	Jun 1, 2009 — May 31, 2010 Homer City	Jun 1, 2010 — May 31, 2011 Midwest Generation	Jun 1, 2010 — May 31, 2011 Homer City	Jun 1, 2011 — May 31, 2012 Midwest Generation	Jun 1, 2011 — May 31, 2012 Homer City
Installed Capacity	**5,776**	**1,884**	**5,776**	**1,884**	**5,477**	**1,884**	**5,477**	**1,884**
Less: Net capacity held due to load requirement services contracts,[1] and retained for outages	(1,918)	(159)	(447)	(214)	(548)	(71)	(895)	(113)
Net Capacity Available for Sale	**3,858**	**1,725**	**5,329**	**1,670**	**4,929**	**1,813**	**4,582**	**1,771**
Fixed Price Capacity Sales								
RPM Auction Process								
• Net Capacity Sold[2]	2,954	820	4,614	1,670	4,929	1,813	4,582	1,771
• Price per MW-day[2]	$122.42	$111.92	$102.04	$191.32	$174.29	$174.29	$110.00	$110.00
Non-unit Specific Capacity Sales								
• Net Capacity Sold	880	—	715	—	—	—	—	—
• Price per MW-day (Net)	$64.35	$ —	$71.46	$ —	$ —	$ —	$ —	$ —
Variable Capacity Sales								
Third Party Transaction								
• Capacity	—	905	—	—	—	—	—	—
• Expected price per MW-day[3]	$ —	$62.22	$ —	$ —	$ —	$ —	$ —	$ —
Total Capacity Sold	**3,834**	**1,725**	**5,329**	**1,670**	**4,929**	**1,813**	**4,582**	**1,771**
Average Price per MW-Day	**$109.09**	**$85.85**	**$97.94**	**$191.32**	**$174.29**	**$174.29**	**$110.00**	**$110.00**

1 Load requirements services contracts include energy, capacity and ancillary services.

2 The original price of $111.92 was affected by Midwest Generation's participation in a supplemental RPM auction during the first quarter of 2008, which resulted in purchasing certain capacity amounts at a price of $10 per MW-day, thereby reducing the aggregate forward capacity sales for this period and increasing the effective capacity price to $122.42.

3 Actual contract price is a function of NYISO capacity auction clearing prices for October 2008 and forward over-the-counter NYISO capacity prices on September 30, 2008 for November 2008 through May 2009.

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EMG Environmental Compliance

MWG Compliance Plan1

Phase I – Mercury Reductions

90% mercury removal by 2015

Installation of Activated Carbon Injection (ACI) technology by July 2009

Completed projects at Waukegan, Fisk, Crawford

Estimated cost $60 million

Phase II – NOx Reductions

Emissions of 0.11 lbs. per million Btus by 2011 (66% reduction)

Installation of primarily Selective Catalytic Reduction (SCR) systems by the end of 2011

?Estimated cost $450 million

Phase III – SO2 Reductions

Emissions of 0.11 lbs. per million Btus by 2019, with interim step-down (78% reduction)

Flue Gas Desulfurization (FGD) technology

?Estimated cost $2.2 – $2.9 billion

Homer City Compliance Plan

PA State Implementation Plan for CAMR and CAIR adopted Homer City expects to comply with the 2010 phase of mercury requirements by installing ACI on Units 1 & 2

Clean Air Interstate Rule (CAIR)

In July 2008, D.C. Circuit Court of Appeals issued a decision to vacate the US EPA’s CAIR and remanded it to the US EPA2. The Court has yet to issue its mandate, officially vacating the CAIR, however. If the D.C. Circuit Court vacates the CAIR by issuing a mandate, Midwest Generation would no longer need annual NOX allowances and will record an impairment of $48 million.

EMG is in the process of selecting a final EPC contractor for Powerton environmental upgrades. EMG expects to update environmental capital expenditure estimates in 2008

1	Cost estimates are in 2006 dollars.

2 The Illinois Plants and Homer City facilities continue to be governed by state rules as well as the existing “SIP Call” ozone season NOx cap-and-trade program.

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Edison Mission Marketing & Trading (EMMT)

Markets energy and capacity of merchant generation fleet

Hedges key power-related risks such as forward electricity prices

?

Typically a rolling 24 to 36 month hedging program

?

Target hedge-neutral position for prompt year with lesser percentages hedged in the out years

Trades a proprietary book in markets where it is active in merchant generation

?Primarily transmission-related transactions

?Largely in eastern markets

Enters into load service requirements contracts with local utilities and hedges related to energy price risk

Controls on types and sizes of exposures

?VaR; EaR; stress and scenario testing; volumetric, duration, and credit limits

EMMT Trading Margin (pre-tax)1

$ Millions

$250 $200 $150 $100 $50 $0

2003 2004 2005 2006 2007 YTD Sept.

2008

$34

$23

$195

$130

$143 $138

1 Income from energy trading represents gains recognized from trade price changes. The overhead cost of energy trading is excluded.

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EMG Wind Energy Development Strategy

Wind Energy Development Strategy

Strategic importance to growth plan •

Wind energy provides attractive opportunities

??Contributes to portfolio diversification ?

Growing RPS requirements

??Objective is to attain national scope ?

Production tax credits and accelerated depreciation and leadership scale ?

Mainly long-term contracts for output

Wind Project Portfolio & Development Pipeline

MW by Manufacturer

Projects In-Service & Turbines Purchased Under Construction & Under Option

Projects1 No. of Projects MW

In-Service 19 855

Under Construction 6 330

Total Projects 25 1,185

Development Pipeline2 34 5,060

Turbines

Purchased and under option 942

Zond 109

Siemens 161

Clipper 50 Vestas 86

Mitsubishi 240

Suzlon 539

GE 300

Clipper 28

Suzlon 286

Mitsubishi 329

1	Data as of September 30, 2008. Projects reflect EMG ownership share.

2 Development pipeline includes projects owned or under exclusive agreements. Total of turbines purchased and under option does not add due to rounding.

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EMG Diversifying With Wind

Arizona

Pipeline 1,000 MW

Wyoming

Operating 141 MW

Pipeline 100 MW

Utah

Operating 19 MW

Pipeline 40 MW

Oklahoma

Operating 95 MW

Construction 19 MW

Pipeline 580 MW

Nevada

Pipeline 515 MW

New Mexico

Operating 90 MW

Construction 100 MW

Pipeline 970 MW

Texas

Operating 241 MW

Construction 70 MW

Pipeline 400 MW

Iowa

Operating 145 MW

Pipeline 221 MW

Minnesota

Operating 95 MW

Construction 50 MW

Pipeline 131 MW

Nebraska

Construction 53 MW

Pipeline 80 MW

Illinois

Pipeline 520 MW

Maryland

Pipeline 85 MW

Wisconsin

Pipeline 100 MW

New York

Pipeline 258 MW

West Virginia

Pipeline 60 MW

Pennsylvania

Operating 29 MW

Construction 38 MW

EMG Wind Portfolio1

MW

Operating 855

Construction 330

1,185

Pipeline 5,060

1	Data as of September 30, 2008. Development pipeline includes projects owned or under exclusive agreements.

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EMG Wind Construction Highlights

Project State MW PPA Operational Milestones

Recently Completed

Mountain Wind II Wyoming 80 Yes September 2008

Lookout Pennsylvania 38 No October 2008

Jeffers Minnesota 50 Yes October 2008

In-Service 2008 (Target)

Elkhorn Ridge Nebraska 80 Yes December 2008 On schedule

Buffalo Bear Oklahoma 19 Yes December 2008 On schedule

In-Service 2009 (Target)

Goat Mountain Phase II Texas 70 No Mid 2009 Schedule updated for turbine delays

High Lonesome New Mexico 100 Yes Mid 2009 On schedule

Data as of October 20, 2008

November 7, 2008 27 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

EMG Solar Program

EMG is Seeking to Deploy Commercial Solar Power Projects

Large-scale (20-500 MW per site) Ground mounted Connected to transmission grid Primary search area:

??California

??Nevada

??Arizona

??New Mexico

Have identified over 30 sites for potential solar projects Processing interconnection requests and taking initial steps to secure land rights Formed strategic relationship with First Solar to develop large solar utility projects in certain markets

Focus on high solar insolation areas

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EMG U.S. Natural Gas Fired Plants

Name	Customer	Size (MW)1
Kern River	SCE	150
Midway-Sunset	SCE	113
Sycamore	SCE	150
Watson	SCE	189
Coalinga	PG&E	19
Mid-Set	PG&E	19
Salinas River	PG&E	19
Sargent Canyon	PG&E	19
March Point	Puget Sound Energy	70
Sunrise	CA DWR	286
Total		1,034

1 EMG share

November 7, 2008

Current growth opportunities

Walnut Creek, CA - 10-year power purchase agreement with SCE for 479 MW to be online June 1, 2013 – region-wide air permitting issues due to recent court case must be resolved and financing will be required

Sun Valley, CA - 500 MW opportunity in permitting and engineering stage Potential acquisitions of assets or portfolios

Will be selective and disciplined

Complement marketing and trading skills

28

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EMG Capital Expenditures

Estimated Expenditures[1]


2008 – 2010
Projects Under Construction
Wind Turbine Commitments
Plant/Corporate Capex Plan
Environmental Plan
Millions
$1,200
$1,000
$800
$600
$400
$200
$0
$278
$1,039
$709
Oct - Dec 2008
2009
2010

Capital Expenditure Update

- Pending recovery of the capital markets, EME intends to preserve capital by focusing on a more selective growth strategy
  - Completion of projects under construction, including the Big Sky project in Illinois
  - Development of sites for future renewable projects that would deploy turbines under commitments
  - Use cash and future cash flow to meet existing contractual commitments

Estimated capital expenditures are $2.0 billion for the next three years

1 EMG expects to make substantial investments in new projects during the next several years. As of September 30, 2008, EMG had a development pipeline of potential wind projects with an estimated installed capacity of approximately 5,000 MW (the development pipeline represents potential projects for which EME either owns the project rights or has exclusive negotiation rights). Completion of these projects is dependent upon a number of items, and there is no assurance that the projects included in the development pipeline currently or added in the future will lead to the successful completion of a wind project.

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Our Shareholder Value Proposition

Attractive business portfolio and growth opportunities

Southern California Edison

?Among the best domestic electric utility growth platforms

?Demonstrated need for utility infrastructure investments

?Leadership in environmental and alternative energy programs (energy efficiency, renewable energy, advanced technologies)

Edison Mission Group

?Portfolio diversification strategy with strong growth pipeline led by renewable investments

Commitment to long-term shareholder value creation

Edison people committed to excellence in safety and customer service

November 7, 2008 31 EDISON INTERNATIONAL®

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Appendix

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Liquidity Profile

Available Liquidity at June 30 and September 30, 2008

Sources ($ in Millions)	June 30, 2008 SCE	June 30, 2008 EMG	June 30, 2008 EIX Parent Co. & Other	June 30, 2008 Total[1]	September 30, 2008 SCE	September 30, 2008 EMG	September 30, 2008 EIX Parent Co. & Other	September 30, 2008 Total[1]
Credit Facility	$ 2,500	$ 1,100	$ 1,500	$ 5,100	$ 2,500	$ 1,100	$ 1,500	$ 5,100
Credit Facility (availability)[2]	$ 1,503	$ 968	$ 1,500	$ 3,971	$ 628	$ 43[3]	$ 1,188	$ 1,859
Cash & short term investments[4]	187	805	91	1,083	1,259	1,904	324	3,487
Available Liquidity	**$ 1,690**	**$ 1,773**	**$ 1,591**	**$ 5,054**	**$ 1,887**	**$ 1,947**	**$ 1,512**	**$ 5,346**

Edison International companies drew $2.1 billion from their credit facilities to assure near-term liquidity and will repay them once ongoing funding is assured

1 Total amounts do not imply any credit support among entities except as specified in each credit facility.
2 Excludes the unused and/or unfunded commitments for subsidiaries of Lehman Brothers Holdings of $81 million for SCE, $38 million for EMG, and $62 million for EIX. Current funded amounts from subsidiaries of Lehman Brothers Holdings are $25 million for SCE, $42 million for EMG, and $12 million for EIX.
3 EMG available borrowing capacity reduced by $2 million for Lehman Brothers Commercial Bank's share of the Midwest Generation working capital facility.
4 SCE amounts include $112 million and $118 million held by SCE's consolidated variable interest entities (VIE) as of June 30 and September 30, 2008, respectively.

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Financial Institutions Providing Credit Lines

Status at September 30, 2008

Bank/Institution EIX SCE EME MWG Bank Total

($ in Millions)

Royal Bank of Scotland/ABN AMRO $180 $300 $30 $25 $535

JPMorgan Chase 139 231 66 44 480

CSFB 124 206 66 44 440

Merrill Lynch 101 169 66 44 380

Citigroup 104 174 81 9 368

Deutsche Bank 101 169 36 44 350

Wells Fargo 94 206 15 — 315

Lehman Brothers1 74 106 36 44 260

Goldman Sachs 54 169 36 — 259

Union Bank 58 96 56 44 254

Bank of New York/Mellon 94 133 —— 227

Bank of America 75 125 —— 200

All Others 304 415 110 204 1,032

Bank Line Total2 1,500 2,500 600 500 5,100

Edison International has a diverse bank group of domestic and foreign institutions

1 The unused and/or unfunded commitments for subsidiaries of Lehman Brothers Holdings were $81 million for SCE, $38 million for EMG, and $62 million for EIX. Current funded amounts from subsidiaries of Lehman Brothers Holdings are $25 million for SCE, $42 million for EMG, and $12 million for EIX.

2	Totals may be different from summation of individual lines due to rounding.

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Credit Risk Exposure from Counterparties[1]

Status at September 30, 2008

S&P Credit Rating[2]	Edison Mission Energy Exposure[3]	Edison Mission Energy Collateral	Edison Mission Energy Net Exposure	Southern California Edison Exposure[3]	Southern California Edison Collateral	Southern California Edison Net Exposure
A or higher	$ 140	$ —	$ 140	$ 3	$ —	$ 3
A -	56	—	56	36	—	36
BBB +	56	(1)	55	—	—	—
BBB	87	(6)	81	—	—	—
BBB -	31	—	31	—	—	—
Below investment grade and not rated	21	(4)	17	—	—	—
Total	**$ 391**	**$ (11)**	**$ 380[4]**	**$ 39**	**$ —**	**$ 39**

1 For power and gas trading and hedging activities. In addition to the amounts set forth in the above table, EME's subsidiaries have posted a $147M cash margin in the aggregate with PJM, NYISO, MISO, clearing brokers and other counterparties to support hedging and trading activities.

2 EME and SCE assign a credit rating based on the lower of a counterparty's S&P or Moody's rating. The table above uses the S&P classification to summarize risk, but reflects the lower of the two credit ratings.

3 Exposure excludes amounts related to contracts classified as normal purchase and sales and non-derivative contractual commitments that are not recorded on the consolidated balance sheet, except for any related accounts receivable.

a) For EME, the credit risk exposure is comprised of $197M of net accounts receivable and payables and $194M representing the fair value of derivative contracts.

b) For SCE, the credit risk is comprised of $5M of net accounts receivables and payables, and $34M representing the fair value of derivative contracts.

4 Includes total net exposure to financial institutions at September 30, 2008 of $129M which excludes $26M related to net assets from Lehman Brothers Holdings and its subsidiaries which were fully reserved in the third quarter of 2008.

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Non-GAAP Reconciliation

Reconciliation of Core Earnings1 by Business to Basic Earnings by Business

2007 Core Earnings Per Share By Business % by Business2

Southern California Edison $2.07 55%

Edison Mission Group 1.72 45%

EIX parent company and other (0.10)

Total Core Earnings $3.69

Non-core Items

SCE—tax and regulatory items 0.10

EMG—early debt extinguishment (0.45)

- discontinued operations (0.01)

Total Non-core Items (0.36)

EIX Basic Earnings Per Share $3.33

2007 Basic Earnings Per Share

Southern California Edison $2.17 63%

Edison Mission Group 1.26 37%

EIX parent company and other (0.10)

EIX Basic Earnings Per Share $3.33

1 See Use of Non-GAAP Financial Measures in Appendix for additional information on core earnings. The impact of participating securities is included in EIX parent company and was $(0.04) per share in 2007.

2	Percentages exclude Edison International holding company costs and impact of participating securities.

[Graphic Appears Here]

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Use of Non-GAAP Financial Measures

Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and EPS by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and EPS by principal operating subsidiary as primary performance measurements when communicating with analysts and investors regarding our earnings results and outlook, as it allows us to more accurately compare the company’s ongoing performance across periods. Core earnings exclude discontinued operations and other non-core items and are reconciled to basic earnings per common share.

EPS by principal operating subsidiary is based on the principal operating subsidiary net income and Edison International’s weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company. EPS and core EPS by principal operating subsidiary are reconciled to basic earnings per common share.

EBITDA is defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA includes production tax credits from EMG’s wind projects and excludes amounts from gain on the sale of assets, loss on early extinguishment of debt and leases, and impairment of assets and investments. Our management uses Adjusted EBITDA as an important financial measure for evaluating EMG.

A reconciliation of Non-GAAP information to GAAP information, including the impact of participating securities, is included either on the slide where the information appears or on another slide referenced in the presentation.